Second Quarter Ended December 24, 2006 Conference Call Unifi, Inc. Unifi, Inc. Second Qtr. Conf. Call January 25, 2007

Cautionary Statement .. 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Synergies with respect to the Dillon transaction are forward looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, the Company's ability to integrate fully the newly-acquired Dillon operations and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission. Unifi, Inc. Second Qtr. Conf. Call January 25, 2007

Income Statement Highlights (Amounts in thousands) 3 Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Dec. 2006 Dec. 2005 Total sales from continuing operations $156,895 $191,117 Loss from continuing operations before income taxes and extraordinary item (16,915) (4,472) Loss from continuing operations before extraordinary item (16,375) (3,393) Selling, general and administrative expense 10,388 10,461 Interest expense 6,111 4,681 Depreciation expense 10,325 12,331 Net loss (16,542) (3,768) For the Quarters Ended

Income Statement Highlights (Amounts in thousands) 4 Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Dec. 2006 Dec. 2005 Total sales from continuing operations $326,839 $374,219 Loss from continuing operations before income taxes and extraordinary item (29,065) (9,431) Loss from continuing operations before extraordinary item (27,392) (8,200) Selling, general and administrative expense 21,677 20,948 Interest expense 12,176 9,457 Depreciation expense 21,449 24,688 Net loss (27,595) (6,854) For the Six Months Ended

5 Balance Sheet Highlights (Amounts in thousands, except percentages and days in receivables/payables) Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 December September June March 2006 2006 2006 2006 Cash 35,612 $ 29,516 $ 35,317 $ 88,423 $ Short-Term Debt 6,236 $ 3,807 $ 4,626 $ 5,660 $ Long-Term Debt 199,912 200,230 199,421 257,525 Total Debt 206,148 $ 204,037 $ 204,047 $ 263,185 $ Equity 358,243 $ 373,272 $ 382,953 $ 388,047 $ Net Working Capital (1) 133,688 $ 151,968 $ 141,586 $ 145,940 $ Days in receivable 40.9 45.7 46.0 45.5 Days in payables 31.2 27.4 33.4 30.5 (1) Includes only Accounts Receivable, Inventories and Accounts Payable; excludes discontinued operations

6 Estimated Balance Sheet Including Dillon Acquisition (Unaudited) (Amounts in thousands) Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Unifi Dillon Adjustments / Dec-06 Dec-06 Eliminations Total Accounts receivable 77,486 $ - $ 11,000 $ 88,486 $ Inventory 115,386 11,602 - 126,988 PP&E 219,461 21,630 - 241,091 Intangibles - 25,000 - 25,000 Goodwill - 4,369 1,103 5,472 Total assets 693,609 62,601 11,000 767,210 Bank revolver - 42,102 898 43,000 Equity issued - 20,499 - 20,499 Notes: The Dillon transaction is assumed to have occurred effective December 2006. The above disclosures are not in accordance with Regulation S-X because (i) the periods presented are not those that would be required and (ii) the Dillon Dec-06 column reflects purchase accounting allocations. Adjustments column includes the following items: • $11,000 estimated increase in accounts receivable related to Dillon; • $ 1,103 of direct costs associated with the acquisition of Dillon, which will be reclassified on the balance sheet to non-amortizable goodwill; and • $ 898 is an adjustment to reflect the total amount borrowed.

7 Estimate of Financial Impact Due to Dillon Acquisition (Amounts in thousands, except per share data) Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Unifi Dillon (Audited) (Unaudited) FYE 6/06 YE 12/05 Eliminations Synergies Adjustments Total Revenue 738,825 $ 130,923 $ (40,771) $ - $ - $ 828,977 $ Pre-tax income (loss) (15,896) 7,063 (146) 7,200 (3,398) (5,177) Tax expense (benefit) (1,170) 2,331 (48) 2,376 (1,121) 2,368 Net income (loss) (14,366) 4,732 (98) 4,824 (2,277) (7,185) Earnings per share (0.28) (0.12) EPS excluding impairment and debt extinguishment charges (0.18) (0.04) EBITDA 56,932 12,000 (146) 7,200 - 75,986 Weighted average shares 52,155 60,531 Notes: The Dillon transaction is assumed to have occurred effective June 2006. The above disclosures are not in accordance with Regulation S-X in a number of different respects, including that (i) the periods presented are not what would be required, and (ii) certain synergies would not be permitted to be given pro forma effects. $360 of income from discontinued operations-net of tax is included in Net income (loss) in the Unifi column. Except for the Unifi income tax benefit, an effective tax rate of 33% was assumed. Eliminations column reflects sales made from Unifi to Dillon during the twelve months ended June 2006. Synergies include the following: • $2,000 benefit relating to additional POY sales to Dillon; • $4,600 benefit relating to elimination of overhead; and • $ 600 benefit relating to relocation of Dillon's twisting operations to Unifi's twisting operations in NC. Adjustments include the following: • $2,946 interest expense; and • $ 452 depreciation and amortization.

8 EBITDA Reconciliation to Pre-Tax Income (Amounts in thousands) Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Year-to-Date September 2006 December 2006 December 2006 Pre-tax loss from continuing operations (12,150) $ (16,915) $ (29,065) $ Interest expense, net 5,621 5,045 10,666 Depreciation and amortization expense 11,124 10,325 21,449 Equity in losses of unconsolidated affiliates 1,949 2,876 4,825 Cash distributions from equity affiliates 229 - 229 Non-cash compensation 2,128 609 2,737 Write down of long-lived assets 1,200 2,002 3,202 Losses on sales of PP&E 240 1 241 Hedging (gains) losses 44 (96) (52) EBITDA 10,385 $ 3,847 $ 14,232 $ /--------- Quarters Ended --------\

9 EBITDA Reconciliation to Pre-Tax Income (Addendum) (Amounts in thousands) Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Unifi Dillon (Audited) (Unaudited) FYE 6/06 YE 12/05 Eliminations Synergies Total Pre-tax income (loss) (15,896) $ 7,063 $ (146) $ 7,200 $ (1,779) $ Interest expense 19,247 19,247 Depreciation expense 48,669 4,937 53,606 (Income) loss from equity affiliates (825) (825) Restructuring charges (254) (254) Impairment write-downs 2,366 2,366 Non-cash compensation 676 676 Loss on early extinguishment of debt 2,949 2,949 EBITDA 56,932 $ 12,000 $ (146) $ 7,200 $ 75,986 $

Adjusted Earnings per Share Reconciliation (Addendum) 10 Unifi, Inc. Second Qtr. Conf. Call January 25, 2007 Unifi FYE 6/06 Total Income (loss) per share (0.28) $ (0.12) $ Write-down of long-lived assets 0.05 0.04 Loss on early extinguishment of debt 0.05 0.04 Adjusted loss per share (0.18) $ (0.04) $ Weighted average shares 52,155 60,531

Non-GAAP Financial Measures Estimated Financial Impact due to the Dillon Acquisition We have presented certain information regarding the estimated financial impact due to the Dillon Acquisition (the "Dillon-Adjusted Information") in order to provide investors with additional information regarding the effects of the Dillon Acquisition. As noted in this presentation, the Dillon-Adjusted Information presented is not pro forma financial information in accordance with Article 11 of Regulation S-X. The Dillon-Adjusted Information should be read in accordance with our historical financial statements and MD&A, which are found in our filings with the Securities and Exchange Commission. The Dillon- Adjusted Information is presented for illustrative purposes only and does not purport to present our actual results of operations had the Dillon Acquisition in fact occurred on the dates specified, nor is it necessarily indicative of the results of operations that may be achieved in the future or during any fiscal year. The Dillon-Adjusted Information is based on various assumptions and adjustments, certain of which are described in the notes in thereto, and should be read in conjunction with those notes. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. EBITDA EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude restructuring charges, equity in losses of unconsolidated affiliates, impairment write-downs, non-cash compensation expense, losses on sales of property, plant and equipment, hedging gains and losses and losses on early extinguishment of debt and to include cash distributions from equity affiliates in excess of income. We present EBITDA as a supplemental measure of our performance and ability to service debt. We also present EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. We believe EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in losses of unconsolidated affiliates is excluded because such losses do not have an impact on our ability to service our debt. Similarly, we include actual cash distributions from equity affiliates in excess of income because such cash is available to service our debt. The other items excluded from EBITDA are excluded in order to better reflect our continuing operations. In evaluating EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 11 Unifi, Inc. Second Qtr. Conf. Call January 25, 2007

Non-GAAP Financial Measures - Continued Our EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally. Adjusted Earnings per Share Adjusted Earnings per Share is calculated based on GAAP earnings per share, excluding the per share earnings impact of the write-down of long-lived assets and losses on early extinguishment of debt. We believe that presenting Adjusted Earnings per Share is useful to investors, because the exclusion of such amounts better reflects our performance on an ongoing basis. Adjusted Earnings Per Share is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures (and their corresponding per share amounts) derived in accordance with GAAP. You should rely primarily on our GAAP results and use Adjusted Earnings Per Share only supplementally. 12 Unifi, Inc. Second Qtr. Conf. Call January 25, 2007